UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21832

Eaton Vance Tax-Managed Diversified Equity Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Managed Diversified Equity Income Fund (ETY) Annual Report October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0843 per share in accordance with the MDP. The Fund’s distribution frequency changed from quarterly to monthly beginning in January 2013. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2013

Eaton Vance

Tax-Managed Diversified Equity Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	4

Fund Snapshot	5

Fund Profile	6

Endnotes and Additional Disclosures	7

Financial Statements	8

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Annual Meeting of Shareholders	25

Dividend Reinvestment Plan	26

Management and Organization	28

Important Notices	30

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major equity markets worldwide recorded strong performance for the 12-month period ended October 31, 2013.

World stock markets were volatile in the final months of 2012 amid the U.S. presidential election and fears of a post-election political deadlock on U.S. tax and spending policies. With the apparent resolution of the so-called “fiscal cliff” budget negotiations in January 2013, global stocks began a sustained rise that gained momentum on positive economic news and continuing support from world central banks. A succession of encouraging economic reports in the U.S. and Europe helped power global stock indexes to record highs in May 2013.

In June 2013, however, equities worldwide faltered after the U.S. Federal Reserve (the Fed) announced that a key component of its economic stimulus effort might be scaled back in late 2013. Investors worried that a stimulus pullback could end markets’ long rise and slow the economic recovery. Global stocks subsequently rebounded as market participants reassessed the potential impact of the Fed’s plan, only to fall again in August 2013 on geopolitical tensions in the Middle East and renewed investor concerns about future Fed policy.

Then, in mid-September 2013, the Fed surprised investors by postponing any stimulus reduction, citing lackluster economic growth and rising interest rates. Global stocks initially jumped in response, but swiftly turned lower amid market participants’ confusion over the Fed’s intentions, along with the mounting threat of a U.S. government shutdown and debt ceiling debacle. While many markets took another hit from the 16-day U.S. government shutdown, they bounced back after a temporary budget deal was reached to reopen the U.S. government and avert a U.S. default on its debts. The two major U.S. stock indexes — the Dow Jones Industrial Average2 and the broader S&P 500 Index — attained new highs, as soft economic data boosted expectations that the Fed would further delay tapering its easy money policies. The Fed confirmed these expectations near period-end by once again leaving its stimulus program intact.

For the full 12-month period, the MSCI World Index of global stocks advanced 25.77%. In the U.S., the Dow Jones Industrial Average and the S&P 500 Index rose 21.82% and 27.18%, respectively, while the technology-laden

NASDAQ Composite Index added 33.54%. The MSCI Europe Index returned 27.70%, as European stocks benefited from an improving economy following Europe’s prolonged recession. In Asia, the MSCI All Country Pacific Index returned 20.43%, but reflecting concerns about slower economic growth in China, the MSCI Golden Dragon Index returned a more modest 12.89%. Emerging markets overall were an exception to the global trend of double-digit gains, with the MSCI Emerging Markets Index rising 6.53% for the 12-month period.

Fund Performance

For the 12-month period ended October 31, 2013, Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund) had a total return of 20.61% at net asset value (NAV), underperforming the 27.19% return of a blended index (the Index) consisting of an 80% weighting in the S&P 500 Index and a 20% weighting in the FTSE Eurotop 100 Index, reflecting the Fund’s composition. The Fund’s return at NAV outpaced the 7.56% return of the CBOE S&P 500 BuyWrite Index.

The Fund’s options strategy was the main detractor from performance relative to the Index, as would generally be expected during a period of strong equity market performance. The options strategy, which is designed to help limit the Fund’s exposure to market volatility and provide current income, may be beneficial during periods of market weakness, but may detract from performance versus the Index during periods of market strength. When the market was trending upward, as it was for most of the 12-month period, the Fund’s writing of covered call options hurt performance versus the Index, as premium income was relatively low and short calls overall ended in losses.

In addition, the Fund’s common stock portfolio slightly underperformed the Index. Management maintained a small allocation to cash (i.e., an average cash weight of 0.89% for the 12-month period) to facilitate distributions and to potentially take advantage of perceived buying opportunities. This cash allocation detracted from performance versus the Index, which has no cash allocation. Absent the drag from cash, the Fund’s common stock portfolio performed essentially in line with the Index for the 12-month period. Within the Fund’s common stock portfolio, results in the health care, materials and industrials sectors aided

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Management’s Discussion of Fund Performance1 — continued

performance relative to the Index. In health care, stock selection and an overweight in biotechnology stocks drove strong relative performance. In materials, stock selection in chemicals and an underweight in the poor-performing metals & mining subsector contributed to performance versus the Index. In industrials, stock selection in aerospace & defense and in road & rail contributed to performance relative to the Index.

By contrast, stock selection in the information technology (IT), consumer staples and energy sectors detracted from the Fund’s performance relative to the Index. In IT, stock selection in IT services, Internet software & services and computers & peripherals hurt relative performance. In consumer staples, stock selection in the beverages and tobacco industries held back performance versus the Index. In energy, stock selection in the oil, gas and consumable fuels subsector was the most significant detractor from performance relative to the Index.

Information regarding 2013 Fund Distributions

In January 2014, Fund shareholders will receive Form 1099-DIVs reporting the tax status of Fund distributions paid to them in calendar year 2013. As of October 31, 2013, a significant portion of the Fund’s 2013 distributions is expected to be characterized as long-term capital gain and qualified dividends, which are taxed at significantly lower rates than ordinary income for higher bracket individual U.S. taxpayers. The Fund evaluates its returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. During 2013, the Fund repositioned its stock portfolio, thereby realizing net long-term capital gain in excess of available capital loss carryforwards. By extinguishing its pre-2011 capital loss carryforwards and increasing the cost basis of portfolio holdings, the Fund enhanced the flexibility of its future tax management. Information about the tax treatment of distributions since the Fund’s inception is available on the Fund’s performance page on the Eaton Vance website (http://funds.eatonvance.com/Tax-Managed-Diversified-Equity-Income-Fund-ETY). In prior years, a significant portion of Fund distributions has been characterized as a non-dividend distribution (also referred to as return of capital) for tax purposes. Return of capital distributions are not subject to current federal income tax. Instead, the tax cost basis of each shareholder receiving a return of capital distribution is reduced by the amount of the distribution.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Performance2

Portfolio Managers Walter A. Row III, CFA, CMT and Michael A. Allison, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	11/30/2006	20.61%	11.97%	5.36%
Fund at Market Price	—	25.53	11.57	3.82
S&P 500 Index	—	27.18%	15.16%	5.57%
CBOE S&P 500 BuyWrite Index	—	7.56	8.56	3.22
FTSE Eurotop 100 Index	—	26.79	11.32	2.35

% Premium/Discount to NAV[3]
				–9.69%

Distributions[4]
Total Distributions per share for the period				$1.096
Distribution Rate at NAV				8.52%
Distribution Rate at Market Price				9.44%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Fund Snapshot

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a diversified portfolio of domestic and foreign common stocks with an emphasis on dividend paying stocks and writes (sells) S&P 500 Index call options with respect to a portion of the value of its common stock portfolio to generate current cash flow from the options premium received. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls

Equity Benchmark[2]	80% S&P 500 Index 20% FTSE Eurotop 100 Index

Morningstar Category	Large Blend

Distribution Frequency	Monthly

Common Stock Portfolio

Positions Held	130

% US / Non-US	74.4/25.6

Average Market Cap	$106.0 Billion

Call Options Written

% of Stock Portfolio	36%

Average Days to Expiration	15 days

% In the Money	–1.1%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For an index call option, the buyer has the right to receive from the seller (or writer) a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

In-the-Money: For a call option on a common stock or an index, the extent to which the current price of the stock or value of the index exceeds the exercise price of the option.

.

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Fund Profile

Sector Allocation (% of total investments)5

Country Allocation (% of total investments)

Top 10 Holdings (% of total investments)5

Google, Inc., Class A	3.2%

Apple, Inc.	2.9

Amazon.com, Inc.	2.0

Gilead Sciences, Inc.	2.0

Occidental Petroleum Corp.	2.0

Corning, Inc.	1.8

Merck & Co., Inc.	1.8

JPMorgan Chase & Co.	1.7

Celgene Corp.	1.5

Canadian Pacific Railway, Ltd.	1.5

Total	20.4%

See Endnotes and Additional Disclosures in this report.

6

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Europe Index is an unmanaged index designed to measure the developed equity market performance of Europe. MSCI All Country Pacific Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains distributions and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

  Information About Share Repurchase Program

On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program. The Board authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). Under the previous authorization, the Fund could repurchase up to 10% of its common shares outstanding as of August 8, 2012 at a discount to NAV in the open market. The terms of the reauthorization increased the number of shares available for repurchase. From the date it began repurchasing shares until October 31, 2013, the Fund has purchased the number and percentage of its outstanding shares and seen the changes in its market price and discount to NAV as set forth in the table below. For more information on the Fund’s share repurchase program, please see Note 5 in the Fund’s Notes to Financial Statements.

No. Shares Repurchased	% Shares Repurchased[1]	Beginning Market Price[2]	10/31/13 Market Price	% Return at Market Price[3]	Beginning NAV Discount[2]	10/31/13 NAV Discount	Discount Change

2,888,196	1.89%	$9.28	$10.72	27.30%	-14.23%	-9.69%	4.54%

[1]

Based on shares outstanding at repurchase program inception. [2] Beginning Market Price and Beginning NAV Discount are as of the close of the market on the business day preceding the Fund’s first share repurchase. [3] % Return at Market Price reflects the change in the market price of the Fund shares plus any distributions paid during the period but not reflecting the reinvestment of distributions. Past performance is no guarantee of future results.

7

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Portfolio of Investments

Common Stocks — 98.6%

Security	Shares	Value

Aerospace & Defense — 2.1%
Boeing Co. (The)	174,481	$22,769,770
United Technologies Corp.	131,687	13,991,744

		$36,761,514

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	298,791	$17,849,774

		$17,849,774

Auto Components — 0.6%
TRW Automotive Holdings Corp.(1)	145,446	$10,924,449

		$10,924,449

Automobiles — 0.8%
Honda Motor Co., Ltd.	360,319	$14,388,576

		$14,388,576

Beverages — 2.7%
Anheuser-Busch InBev NV	52,330	$5,424,717
Beam, Inc.	217,978	14,669,919
Diageo PLC	282,729	9,012,678
PepsiCo, Inc.	215,319	18,106,175

		$47,213,489

Biotechnology — 3.5%
Celgene Corp.(1)	185,590	$27,558,259
Gilead Sciences, Inc.(1)	493,772	35,052,874

		$62,611,133

Capital Markets — 2.2%
Charles Schwab Corp. (The)	316,175	$7,161,364
Credit Suisse Group AG(1)	139,892	4,351,752
Deutsche Bank AG	63,794	3,083,107
Goldman Sachs Group, Inc. (The)	29,830	4,798,454
Morgan Stanley	516,846	14,848,985
UBS AG(1)	219,841	4,251,958

		$38,495,620

Chemicals — 3.0%
Akzo Nobel NV	25,334	$1,839,106
BASF SE	65,992	6,850,926
Linde AG	14,741	2,798,217
LyondellBasell Industries NV, Class A	183,381	13,680,223

Security	Shares	Value

Chemicals (continued)
Monsanto Co.	134,705	$14,127,860
PPG Industries, Inc.	81,532	14,886,113

		$54,182,445

Commercial Banks — 4.8%
Banco Bilbao Vizcaya Argentaria SA	280,332	$3,276,216
Barclays PLC	996,275	4,191,786
BNP Paribas SA	108,389	7,996,197
DNB ASA	229,482	4,067,915
HSBC Holdings PLC	815,361	8,937,448
PNC Financial Services Group, Inc. (The)	214,287	15,756,523
Regions Financial Corp.	1,788,839	17,226,520
Societe Generale	123,153	6,956,852
Standard Chartered PLC	192,588	4,624,034
SunTrust Banks, Inc.	386,658	13,007,175

		$86,040,666

Communications Equipment — 1.2%
QUALCOMM, Inc.	310,677	$21,582,731

		$21,582,731

Computers & Peripherals — 3.0%
Apple, Inc.	100,416	$52,452,298

		$52,452,298

Consumer Finance — 1.4%
American Express Co.	299,195	$24,474,151

		$24,474,151

Diversified Financial Services — 4.4%
Bank of America Corp.	1,698,055	$23,704,848
Citigroup, Inc.	504,353	24,602,339
JPMorgan Chase & Co.	574,006	29,584,269

		$77,891,456

Diversified Telecommunication Services — 2.1%
AT&T, Inc.	438,847	$15,886,261
Deutsche Telekom AG	393,147	6,178,189
Verizon Communications, Inc.	290,897	14,693,208

		$36,757,658

Electric Utilities — 2.0%
Duke Energy Corp.	108,156	$7,758,030
Edison International	161,770	7,931,583

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Electric Utilities (continued)
NextEra Energy, Inc.	171,384	$14,524,794
SSE PLC	228,931	5,193,334

		$35,407,741

Electrical Equipment — 2.3%
Emerson Electric Co.	272,674	$18,260,978
Rockwell Automation, Inc.	164,518	18,164,432
Schneider Electric SA	44,157	3,715,709

		$40,141,119

Electronic Equipment, Instruments & Components — 1.8%
Corning, Inc.	1,918,152	$32,781,218

		$32,781,218

Energy Equipment & Services — 1.3%
Cameron International Corp.(1)	150,525	$8,257,801
Halliburton Co.	292,226	15,496,745

		$23,754,546

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.	127,824	$15,083,232

		$15,083,232

Food Products — 4.1%
Hershey Co. (The)	214,725	$21,309,309
Kerry Group PLC, Class A	28,885	1,849,935
Mondelez International, Inc., Class A	660,801	22,229,346
Nestle SA	250,341	18,070,592
Unilever NV	226,514	8,980,245

		$72,439,427

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	430,534	$15,736,017
Covidien PLC	187,316	12,008,829

		$27,744,846

Health Care Providers & Services — 0.9%
Express Scripts Holding Co.(1)	249,267	$15,584,173

		$15,584,173

Hotels, Restaurants & Leisure — 0.8%
McDonald’s Corp.	139,686	$13,482,493

		$13,482,493

Security	Shares	Value

Household Products — 1.6%
Procter & Gamble Co.	268,664	$21,694,618
Svenska Cellulosa AB SCA, Class B	264,928	7,511,027

		$29,205,645

Industrial Conglomerates — 1.7%
Danaher Corp.	197,747	$14,255,581
Koninklijke Philips NV	254,231	8,984,701
Siemens AG	57,877	7,396,226

		$30,636,508

Insurance — 2.8%
ACE, Ltd.	73,400	$7,005,296
Aflac, Inc.	268,962	17,477,151
Allianz SE	42,498	7,135,512
MetLife, Inc.	216,490	10,242,142
Muenchener Rueckversicherungs-Gesellschaft AG	15,217	3,174,757
Prudential PLC	227,759	4,657,843

		$49,692,701

Internet & Catalog Retail — 3.3%
Amazon.com, Inc.(1)	100,128	$36,449,596
Netflix, Inc.(1)	70,025	22,581,662

		$59,031,258

Internet Software & Services — 5.4%
eBay, Inc.(1)	342,931	$18,075,893
Facebook, Inc., Class A(1)	425,629	21,392,114
Google, Inc., Class A(1)	54,990	56,671,594

		$96,139,601

IT Services — 2.0%
Accenture PLC, Class A	196,031	$14,408,278
Visa, Inc., Class A	107,612	21,164,052

		$35,572,330

Machinery — 0.8%
Deere & Co.	170,052	$13,917,056

		$13,917,056

Media — 2.1%
Lions Gate Entertainment Corp.(1)	397,120	$13,732,410
Walt Disney Co. (The)	334,633	22,952,477

		$36,684,887

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Metals & Mining — 0.8%
BHP Billiton PLC	154,654	$4,772,386
Freeport-McMoRan Copper & Gold, Inc.	104,202	3,830,465
Glencore Xstrata PLC(1)	983,805	5,354,081

		$13,956,932

Multi-Utilities — 1.0%
National Grid PLC	582,386	$7,318,694
Sempra Energy	117,968	10,751,603

		$18,070,297

Multiline Retail — 1.6%
Dollar General Corp.(1)	273,138	$15,781,914
Macy’s, Inc.	269,955	12,447,625

		$28,229,539

Oil, Gas & Consumable Fuels — 9.9%
BP PLC	866,111	$6,723,275
Chevron Corp.	130,918	15,704,923
Concho Resources, Inc.(1)	149,258	16,509,427
ENI SpA	203,631	5,169,565
EOG Resources, Inc.	107,829	19,236,694
Exxon Mobil Corp.	40,536	3,632,836
HollyFrontier Corp.	94,314	4,344,103
Marathon Oil Corp.	407,589	14,371,588
Occidental Petroleum Corp.	362,583	34,836,975
Phillips 66	257,200	16,571,396
Range Resources Corp.	113,197	8,570,145
Royal Dutch Shell PLC, Class B	358,088	12,397,008
Statoil ASA	229,601	5,432,636
Total SA	192,702	11,822,833

		$175,323,404

Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	247,958	$17,595,100

		$17,595,100

Pharmaceuticals — 7.0%
AstraZeneca PLC	165,237	$8,747,668
Bayer AG	59,581	7,391,155
GlaxoSmithKline PLC	196,410	5,177,830
Johnson & Johnson	116,001	10,742,853
Merck & Co., Inc.	717,131	32,335,437
Novartis AG	133,491	10,361,914
Roche Holding AG PC	93,341	25,812,090

Security	Shares	Value

Pharmaceuticals (continued)
Sanofi	96,405	$10,279,002
Shire PLC ADR	102,300	13,616,130

		$124,464,079

Real Estate Investment Trusts (REITs) — 1.3%
AvalonBay Communities, Inc.	93,758	$11,724,438
Boston Properties, Inc.	114,002	11,799,207

		$23,523,645

Road & Rail — 1.5%
Canadian Pacific Railway, Ltd.	192,570	$27,550,990

		$27,550,990

Semiconductors & Semiconductor Equipment — 1.1%
NXP Semiconductors NV(1)	450,213	$18,962,972

		$18,962,972

Software — 0.9%
Microsoft Corp.	407,239	$14,395,898
SAP AG	9,792	766,245

		$15,162,143

Specialty Retail — 1.5%
AutoNation, Inc.(1)	85,305	$4,114,260
Home Depot, Inc. (The)	176,073	13,714,326
Industria de Diseno Textil SA	36,468	5,989,463
Kingfisher PLC	574,902	3,477,837

		$27,295,886

Textiles, Apparel & Luxury Goods — 1.0%
Adidas AG	23,495	$2,677,150
Compagnie Financiere Richemont SA, Class A	52,013	5,318,312
NIKE, Inc., Class B	119,272	9,036,047

		$17,031,509

Tobacco — 1.1%
British American Tobacco PLC	117,992	$6,509,883
Philip Morris International, Inc.	153,479	13,678,048

		$20,187,931

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Wireless Telecommunication Services — 0.8%
Vodafone Group PLC	3,938,872	$14,427,131

		$14,427,131

Total Common Stocks (identified cost $1,749,464,093)		$1,750,706,299

Short-Term Investments — 1.8%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$31,748	$31,748,240

Total Short-Term Investments (identified cost $31,748,240)		$31,748,240

Total Investments — 100.4% (identified cost $1,781,212,333)		$1,782,454,539

Call Options Written — (0.6)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	1,200	$1,705	11/8/13	$(6,510,000)
S&P 500 Index	1,200	1,745	11/16/13	(2,730,000)
S&P 500 Index	1,165	1,765	11/22/13	(1,677,600)

Total Call Options Written (premiums received $5,790,147)				$(10,917,600)

Other Assets, Less Liabilities — 0.2%				$3,477,758

Net Assets — 100.0%				$1,775,014,697

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	75.2%	$1,334,396,108
United Kingdom	7.0	125,139,046
Switzerland	4.2	75,171,914
Netherlands	3.0	52,447,247
Germany	2.7	47,451,484
France	2.3	40,770,593
Ireland	1.6	28,267,042
Canada	1.6	27,550,990
Japan	0.8	14,388,576
Norway	0.5	9,500,551
Spain	0.5	9,265,679
Sweden	0.4	7,511,027
Belgium	0.3	5,424,717
Italy	0.3	5,169,565

Total Investments	100.4%	$1,782,454,539

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $1,749,464,093)	$1,750,706,299
Affiliated investment, at value (identified cost, $31,748,240)	31,748,240
Foreign currency, at value (identified cost, $1,367,892)	1,356,198
Dividends receivable	1,710,105
Interest receivable from affiliated investment	2,530
Receivable for open forward foreign currency exchange contracts	25,978
Tax reclaims receivable	2,182,039
Total assets	$1,787,731,389

Liabilities
Written options outstanding, at value (premiums received, $5,790,147)	$10,917,600
Payable to affiliates:
Investment adviser fee	1,487,147
Trustees’ fees	5,596
Accrued expenses	306,349
Total liabilities	$12,716,692
Net Assets	$1,775,014,697

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 149,584,220 shares issued and outstanding	$1,495,842
Additional paid-in capital	1,774,958,807
Accumulated net realized gain	2,203,410
Accumulated distributions in excess of net investment income	(25,978)
Net unrealized depreciation	(3,617,384)
Net Assets	$1,775,014,697

Net Asset Value
($1,775,014,697 ÷ 149,584,220 common shares issued and outstanding)	$11.87

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends (net of foreign taxes, $1,837,378)	$47,634,389
Interest income allocated from affiliated investment	19,819
Expenses allocated from affiliated investment	(2,244)
Total investment income	$47,651,964

Expenses
Investment adviser fee	$16,970,634
Trustees’ fees and expenses	65,985
Custodian fee	451,985
Transfer and dividend disbursing agent fees	19,330
Legal and accounting services	120,591
Printing and postage	592,526
Miscellaneous	252,726
Total expenses	$18,473,777
Deduct —
Reduction of custodian fee	$110
Total expense reductions	$110

Net expenses	$18,473,667

Net investment income	$29,178,297

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$627,102,500
Investment transactions allocated from affiliated investment	585
Written options	(67,389,144)
Foreign currency and forward foreign currency exchange contract transactions	664,539
Net realized gain	$560,378,480
Change in unrealized appreciation (depreciation) —
Investments	$(281,935,699)
Written options	(9,316,976)
Foreign currency and forward foreign currency exchange contracts	67,241
Net change in unrealized appreciation (depreciation)	$(291,185,434)

Net realized and unrealized gain	$269,193,046

Net increase in net assets from operations	$298,371,343

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$29,178,297	$21,018,094
Net realized gain (loss) from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	560,378,480	(11,986,865)
Net change in unrealized appreciation (depreciation) from investments, written options, foreign currency and forward foreign currency exchange contracts	(291,185,434)	173,626,904
Net increase in net assets from operations	$298,371,343	$182,658,133
Distributions to shareholders —
From net investment income	$(59,722,778)	$(20,879,044)
From net realized gain	(104,673,449)	—
Tax return of capital	—	(144,553,527)
Total distributions	$(164,396,227)	$(165,432,571)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(13,286,384)	$(14,450,283)
Net decrease in net assets from capital share transactions	$(13,286,384)	$(14,450,283)

Net increase in net assets	$120,688,732	$2,775,279

Net Assets
At beginning of year	$1,654,325,965	$1,651,550,686
At end of year	$1,775,014,697	$1,654,325,965

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(25,978)	$86,859

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Financial Highlights

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.960	$10.830	$12.210	$12.810	$12.940

Income (Loss) From Operations
Net investment income(1)	$0.195	$0.138	$0.121	$0.138	$0.186
Net realized and unrealized gain (loss)	1.798	1.062	(0.227)	0.941	1.534

Total income (loss) from operations	$1.993	$1.200	$(0.106)	$1.079	$1.720

Less Distributions
From net investment income	$(0.398)	$(0.137)	$(0.122)	$(0.137)	$(0.187)
From net realized gain	(0.698)	—	—	—	—
Tax return of capital	—	(0.948)	(1.152)	(1.542)	(1.663)

Total distributions	$(1.096)	$(1.085)	$(1.274)	$(1.679)	$(1.850)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.013	$0.015	$—	$—	$—

Net asset value — End of year	$11.870	$10.960	$10.830	$12.210	$12.810

Market value — End of year	$10.720	$9.510	$9.210	$11.620	$12.470

Total Investment Return on Net Asset Value(2)	20.61%	13.68%	(0.27)%	9.26%	17.86%

Total Investment Return on Market Value(2)	25.53%	15.99%	(10.88)%	6.82%	24.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,775,015	$1,654,326	$1,651,551	$1,861,901	$1,924,016
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.09%	1.07%	1.07%	1.07%	1.07%
Net investment income	1.71%	1.27%	1.03%	1.11%	1.55%
Portfolio Turnover	130%	30%	63%	25%	45%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

16

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Notes to Financial Statements — continued

During the year ended October 31, 2013, a capital loss carryforward of $445,775,309 was utilized to offset net realized gains by the Fund.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

17

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Notes to Financial Statements — continued

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund makes monthly distributions (quarterly distributions prior to January 2013) from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$59,722,778	$20,879,044
Long-term capital gains	$104,673,449	$—
Tax return of capital	$—	$144,553,527

During the year ended October 31, 2013, accumulated net realized gain was decreased by $457,649, accumulated distributions in excess of net investment income was decreased by $30,431,644 and paid-in capital was decreased by $29,973,995 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized depreciation	$(1,439,952)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts and foreign currency transactions.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.98% over $1.5 billion up to and including $3 billion and at reduced rates on daily gross assets over $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The fee reduction cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. For the year ended October 31, 2013, the Fund’s investment adviser fee amounted to $16,970,634 or 1.00% of the Fund’s average daily gross assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $2,193,122,650 and $2,421,651,033, respectively, for the year ended October 31, 2013.

18

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Notes to Financial Statements — continued

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended October 31, 2013 and October 31, 2012.

On August 6, 2012, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). On September 30, 2013, the Board of Trustees of the Fund approved the continuation of the Fund’s share repurchase program. The Board authorized the repurchase by the Fund of up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to NAV. The terms of the reauthorization increased the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. During the years ended October 31, 2013 and October 31, 2012, the Fund repurchased 1,385,696 and 1,502,500, respectively, of its common shares under the share repurchase program at a cost, including brokerage commissions, of $13,286,384 and $14,450,283, respectively, and an average price per share of $9.59 and $9.62, respectively. The weighted average discount per share to NAV on these repurchases amounted to 12.92% and 13.68% for the years ended October 31, 2013 and October 31, 2012, respectively.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,784,136,376

Gross unrealized appreciation	$26,978,389
Gross unrealized depreciation	(28,660,226)

Net unrealized depreciation	$(1,681,837)

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at October 31, 2013 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

11/29/13	Japanese Yen 1,381,180,000	United States Dollar 14,073,999	Credit Suisse International	$25,978	$—	$25,978

				$25,978	$—	$25,978

19

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Notes to Financial Statements — continued

Written options activity for the year ended October 31, 2013 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	5,900	$6,140,573
Options written	57,846	93,471,893
Options terminated in closing purchase transactions	(49,245)	(81,002,131)
Options expired	(10,936)	(12,820,188)

Outstanding, end of year	3,565	$5,790,147

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At October 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Equity Price Risk: The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. During the year ended October 31, 2013, the Fund also entered into a combination of option transactions on an individual security to seek return and/or to seek to reduce the Fund’s exposure to a decline in the stock price.

Foreign Exchange Risk: Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2013, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The non-exchange traded derivatives in which the Fund invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2013, the maximum amount of loss the Fund would incur due to counterparty risk was $25,978, representing the fair value of such derivatives in an asset position. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Written options	$—		$(10,917,600	)(1)
Foreign Exchange	Forward foreign currency exchange contracts	25,978	(2)	—

Total		$25,978		$(10,917,600)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

20

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2013 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Purchased options	$(427,020)	$—
Equity Price	Written options	(67,389,144)	(9,316,976)
Foreign Exchange	Forward foreign currency exchange contracts	711,262	25,978

Total		$(67,104,902)	$(9,290,998)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions, Written options and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments, Written options and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2013, which is indicative of the volume of this derivative type, was approximately $8,113,000. The average number of purchased options contracts outstanding during the year ended October 31, 2013, which is indicative of the volume of this derivative type, was 23 contracts.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$175,217,259	$31,851,338		$—	$207,068,597
Consumer Staples	144,365,747	57,359,077		—	201,724,824
Energy	157,532,633	41,545,317		—	199,077,950
Financials	233,412,862	66,705,377		—	300,118,239
Health Care	162,634,572	67,769,659		—	230,404,231
Industrials	146,760,325	20,096,636		—	166,856,961
Information Technology	271,887,048	766,245		—	272,653,293
Materials	46,524,661	21,614,716		—	68,139,377
Telecommunication Services	30,579,469	20,605,320		—	51,184,789
Utilities	40,966,010	12,512,028		—	53,478,038

Total Common Stocks	$1,409,880,586	$340,825,713	*	$—	$1,750,706,299

Short-Term Investments	$—	$31,748,240		$—	$31,748,240
Forward Foreign Currency Exchange Contracts	—	25,978		—	25,978

Total	$1,409,880,586	$372,599,931		$—	$1,782,480,517

Liability Description

Call Options Written	$(10,917,600)	$—		$—	$(10,917,600)

Total	$(10,917,600)	$—		$—	$(10,917,600)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

22

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Managed Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Diversified Equity Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2013

23

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $48,434,666, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 85.97% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates $104,673,449 as capital gains dividends with respect to the taxable year ended October 31, 2013, or if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 23, 2013. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a three-year term expiring in 2016.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Scott E. Eston	124,194,952	3,584,744
Benjamin C. Esty	124,191,594	3,588,102
Thomas E. Faust Jr.	124,130,940	3,648,756
Allen R. Freedman	124,018,839	3,760,857

25

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

26

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Diversified Equity Income Fund

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2013, Fund records indicate that there are 64 registered shareholders and approximately 77,140 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETY.

27

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2016. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2016. 3 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2016. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2016. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2014. 3 years. Trustee since 2005.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2014. 3 years. Trustee since 2005.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

28

Eaton Vance

Tax-Managed Diversified Equity Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2015. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2015. 3 years. Trustee since 2005.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2014. 2 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2015. 3 years. Chairman of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years
Walter A. Row, III 1957	President	Since 2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Fund since 2007.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program. The Board authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). Under the previous authorization, the Fund could repurchase up to 10% of its common shares outstanding as of August 8, 2012 at a discount to NAV in the open market. The terms of the reauthorization increase the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

30

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2897-12/13	CE-TMDEISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2012 and October 31, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$81,720	$73,170
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,700	$12,040
All Other Fees(3)	$1,240	$0

Total	$93,660	$85,210

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2012 and October 31, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/12	10/31/13
Registrant	$11,940	$12,040
Eaton Vance(1)	$566,619	$526,385

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Walter A. Row, III, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments. Mr. Row is a Vice President of EVM and the Director of Structured Equity Portfolios. He is a member of the Equity Strategy Committee and co-manages other EVM registered investment companies. He joined EVM’s equity group in 1996. Mr. Allison is a Vice President of EVM and co-manages other EVM registered investment companies. He is a member of the Equity Strategy Committee and first joined EVM’s equity group in 2000. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee

Walter A. Row, III
Registered Investment Companies	9	$9,797.1		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0
Michael A. Allison
Registered Investment Companies	7	$16,099.5		0	$0
Other Pooled Investment Vehicles	14	$7,767.0	*	0	$0
Other Accounts	0	$0		0	$0

*	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate unregistered pooled investment vehicle managed by this portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund

Walter A. Row, III	$10,001 - $50,000
Michael A. Allison	$50,001 - $100,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs*
November 2012	433,300	$9.42	433,300	13,311,442
December 2012	661,800	$9.37	661,800	12,649,642
January 2013	47,300	$9.73	47,300	12,602,342
February 2013	—	—	—	12,602,342
March 2013	70,000	$10.10	70,000	12,532,342
April 2013	35,000	$10.41	35,000	12,497,342
May 2013	296	$9.40	296	12,497,046
June 2013	—	—	—	12,497,046
July 2013	—	—	—	12,497,046
August 2013	—	—	—	12,497,046
September 2013	—	—	—	12,497,046
October 2013	138,000	$10.66	138,000	14,834,252	**

Total	1,385,696	$9.59	1,385,696

*	On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on August 8, 2012. On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program and authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value. The terms of the reauthorization increased the number of shares available for repurchase.
**	Information prior to October 2013 is based on the total number of shares eligible for repurchase under the program, as approved on August 6, 2012. Information from October 2013 forward is based on the total number of shares eligible for repurchase under the program, as approved on September 30, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Diversified Equity Income Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 6, 2013

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	December 6, 2013